UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 AMENDMENT TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
     On April 27, 2007, Advanced Energy Industries, Inc. (the “Company”) revised the Company’s Code of Ethical Conduct (the “Code”) applicable to officers and employees of the Company in order to express more completely the ethical principles and standards to be observed in the conduct of the Company’s affairs. The revised Code expands upon issues previously discussed in the prior Code and delineates the Company’s ethical policies and standards with respect to corporate opportunities, insider trading, record keeping, relationships with customers and suppliers and relationships with fellow employees. A copy of the revised Code is filed herewith as Exhibit 14.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Number	Description
14	Code of Ethical Conduct, revised April 27, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.

/s/ Lawrence D. Firestone
Date: May 1, 2007	Lawrence D. Firestone
Executive VP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
14	Code of Ethical Conduct, revised April 27, 2007.